UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23556

Datum One Series Trust

(Exact name of registrant as specified in charter)

50 S. LaSalle Street

Chicago, Illinois 60603

(Address of principal executive offices) (Zip code)

The Northern Trust Company

50 S. LaSalle Street

Chicago, Illinois 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 557-4100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Phaeacian Accent International Value Fund

ANNUAL REPORT

DECEMBER 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund’s shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Phaeacian Partners website (phaeacianpartners.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at phaeacianpartners.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 258-9668. Your election to receive reports in paper will apply to all funds held with the Phaeacian Partners or through your financial intermediary.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

TABLE OF CONTENTS

December 31, 2020

PHAEACIAN ACCENT INTERNATIONAL SHAREHOLDERS VALUE FUND

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to present to shareholders the December 31, 2020 Annual Report for the Phaeacian Accent International Value Fund (the “Fund”), a series of the Datum One Series Trust. This report contains the results of Fund operations for the year ended December 31, 2020.

We appreciate the trust and confidence you have placed in us by choosing the Fund and its Investment Adviser, Phaeacian Partners LLC, and we look forward to continuing to serve your investing needs. Sincerely,

Barbara J. Nelligan

President

Datum One Series Trust

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

PERFORMANCE COMMENTARY

(Unaudited)

Dear Fellow Shareholders,

In the fourth quarter of 2020, the Phaeacian Accent International Value Fund (the “Fund”) returned 13.79% (all figures in U.S. dollar currency, unless stated otherwise), net of fees and expenses. This compared to a 17.01% return over the same period for the MSCI All Country World ex-US Net TR Index (the “Index”). For the full year 2020, the Fund returned 19.63%, net of fees and expenses. This compared to 10.65% over the same period for the Index. Since its inception on Dec. 1, 2011, the Fund has returned an average of 9.65% per year.1 This compares to an annualized return of 6.92% for the Index.

Cash and equivalent holdings stood at 16% at the end of the period. Equity holdings (excluding cash and cash equivalents) performed effectively in line with the Index in the quarter, with a positive return of 17%. Over the full year, they outperformed with a positive return of 12%. However, the contribution to the Fund’s performance from these equity investments was significantly higher, at 21%. This is because we were holding record levels of cash when the downturn started in the first quarter of the year and we deployed most of it in the short few weeks of subsequent market panic. Since the inception of the Fund, the annualized return of the Fund’s equity holdings is about 15%.2

Market developments

As this tumultuous year reached a close, it was difficult to even remember how it started. In the first few weeks of 2020, a newly discovered virus quickly spread from China to the rest of the world, severely straining healthcare systems long taken for granted. They were unable to adapt to the new threat, leading to many deaths and a sense of panic that drove governments to resort to lockdowns as their only possible response. It was clear that such measures would have a dramatic impact on the economy. This prospect caused capital markets to fall sharply, with the Index dropping more than 30% from late January to the end of March.

As the pandemic and associated restrictions became a daily reality, recently established trends started to be magnified by the crisis. The rise of everything digital as the fourth industrial revolution has been amplified, with many participating businesses benefiting materially from the new paradigm. Similarly, despite years of ultra-low rates and massive injections of “free cash” into the financial and economic systems, the so-called “government put” took on a whole new dimension with trillions of dollars and years

[1]	Based on the annualized rate of the Fund from Dec. 1, 2011 to Dec. 31, 2020 in U.S. currency.
[2]

The performance of the equity portfolio holdings segment of the Fund is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Performance of the equity portfolio holdings excludes the impact of cash and cash equivalents and investments in government debt. An investor in the Fund cannot achieve these returns and can only purchase and redeem shares at net asset value. The long equity performance information shown is for illustrative purposes only and may not reflect the impact of material economic or market factors. No representation is being made that any account, product or strategy will, or is likely to achieve profits, losses, or results similar to those shown.

Periods over one year are annualized. The fund performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The total operating expense ratio (including indirect expenses such as the costs of investing in underlying funds), as stated in the fee table in the Fund’s prospectus dated October 13, 2020, is 1.31% (1.29% net of expense limitation agreement, contractually in effect through October 31, 2023). Phaeacian Accent International Value Fund commenced operations on October 19, 2020, following the receipt of the assets and liabilities of the FPA International Value Fund (“the Predecessor Fund”) through a reorganization into the Phaeacian Accent International Value Fund (the “Fund”). FPA was the investment adviser from inception through October 16, 2020, and performance shown through that date reflects fees, charges and expenses of that vehicle for the time periods shown. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data may be obtained by calling toll-free, (800) 258-9668.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

PERFORMANCE COMMENTARY (continued)

(Unaudited)

of future income being handed over to market participants and individuals. Both phenomena acted as a morphine shot on capital markets with the Index up by roughly 40% through the second and third quarters.

Once the epicenter of the pandemic, China appeared to emerge relatively unscathed from the crisis. In our view, this was made possible in the short-term thanks in part to its totalitarian political system and its willingness to aggressively use fiscal policy on top of monetary expansion to artificially boost its economy. Its status as the world’s factory and its central role in global supply chains placed it in a natural position to benefit from the accelerated shift to e-commerce. We believe such economic resilience contributed to a broad price recovery across emerging markets.

In the meantime, innovative forces started to work toward a solution to better manage the virus. In a matter of months, another revolution came to light, this time in the fight against infectious diseases. Researchers brought to market a so-called mRNA vaccine that can teach cells how to make the protein that triggers an immune response and produces antibodies to avoid getting infected. Along with the use of more traditional immunologic solutions, several pharmaceutical firms proved capable of developing vaccines with levels of efficacy rarely seen before.

More positive developments also came unexpectedly from the political world on both sides of the Atlantic. In the UK, the recently elected conservative government finally accomplished a separation from the European Union, as mandated by an election four years ago, with an agreement that avoided a hard Brexit outcome. In the U.S., a highly dysfunctional presidential election cycle produced an outcome that many hope will allow for more serenity to prevail going forward. The removal of both uncertainty and risks of further disruptions provided for an overall sense of relief.

Equity markets around the world experienced another broad-based boom in November as the political conditions improved, pharmaceutical firms announced positive vaccine results, and hopes of a swift return to “normality” started to form. During the remainder of the year, the Index rose again by more than 20%, with the U.S. and many international markets reaching all-time records or multi-decade highs.

Portfolio discussion

Given the continued broad recovery in market prices in the fourth quarter, many of our holdings made positive contributions to the Fund’s performance in the period. Among our holdings, only Alicorp, SAP and Unilever contributed negatively, and only to a small degree.

Worst performers

The largest disclosed detractor to performance in the fourth quarter was SAP. Based in Germany, the company is the world’s leading provider of enterprise resource management software. Companies use this software to manage their financial reporting, supply chains, logistics, procurement and other critical processes. We have actively followed SAP for the past 15 years, including several periods when it was a portfolio holding. Historically, concerns over SAP’s transition from selling on-premise licenses to offering cloud-based subscriptions have provided us with opportunities to invest in the company at attractive prices. While the transition does not change the critical nature of SAP’s solutions, it ultimately enhances the net present value of its users for the group. The company also generates a significant portion of its revenues from maintenance and other recurring services that have proven to be extremely sticky. We believe the mission-critical nature of SAP’s software, along with the cost and complexity of installation, create considerable switching costs for customers. Last, strong cash generation and moderate financial leverage provide the group with abundant financial strength.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

PERFORMANCE COMMENTARY (continued)

(Unaudited)

We believe the combination of these positive characteristics makes SAP a compelling investment, particularly at times of market distress.

Such an opportunity arose during the downturn triggered by the pandemic. While SAP’s stock initially bounced back along with the rest of the market in the second quarter of 2020, management’s decision to cut guidance due to the impact of government lockdowns disappointed investors and caused the price to fall back to its March levels. The company also reported that the ongoing multi-year transition of its customers to the cloud would limit short-term profit growth. Looking beyond the temporary effects, we continue to believe this continuous migration will ultimately boost SAP’s enterprise value. Longer-term, we believe the fundamentals of the business will remain strong, and that demand driven by working- from- home and the growth in e-commerce will continue to benefit the company.

The second-largest disclosed detractor to performance in the fourth quarter was Alicorp. Based in Peru, Alicorp is the country’s leading consumer goods company, with a portfolio that includes food, home and personal care products. Similar to SAP, Alicorp was a former holding of the Fund that we sold amid strong performance in the later part of 2018. Since then, the stock has experienced a decline of roughly 40%, primarily due to political instability in its home market. More fundamentally, we believe Alicorp continues to enjoy strong market positions across a broad portfolio of categories that benefit from good growth dynamics in countries that still offer significant room for development. Management execution also remains solid, not only on the operational side but also on the corporate development side.

The third-largest disclosed detractor to performance in the fourth quarter was Unilever. Based in the UK, Unilever is one of the world’s leading producers of fast-moving consumer goods. Like SAP and Alicorp, Unilever is a company we have actively followed for many years as part of our coverage list, including periods when it was a portfolio holding. It is also one of the many stocks we purchased in the middle of the COVID-19 crisis. While Unilever’s share price initially recovered by close to 40% from its March low, it has since experienced some relative weakness. This appears to have been driven by concerns over new waves of particularly deadly cases of virus infections in Europe and expectations of increased pressure from commodity prices.

Best performers

The biggest disclosed contributor to performance in the fourth quarter was ISS. Based in Denmark, ISS is a leading global provider of outsourced services including cleaning, building maintenance, food catering, property security and other office functions. We talked about the business in more detail in our most recent commentary since the company was the Fund’s biggest detractor to performance in the third quarter. While ISS’ stock experienced a bounce back in recent weeks (along with the rest of the market and many of the names most impacted by the pandemic), it continues to trade at what we believe are discounted prices. The group is still grappling with COVID-19-related demand weakness and challenges with a few large integrated contracts. However, a new, well-regarded CEO joined from outside the company at the beginning of September. We believe the business retains many compelling characteristics for the long run, and that the plan being laid out by new management will help the group come out of the crisis stronger.

The second-biggest disclosed contributor to performance in the fourth quarter was Electrocomponents. Based in the UK, the company is a leading distributor of industrial and electronic products. Electrocomponents was one of the many companies we reported as a new purchase in our first quarter 2020 commentary. In addition to meeting all our selection criteria in terms of business quality, balance sheet strength, and superior management execution, the company conducts its business primarily online.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

PERFORMANCE COMMENTARY (continued)

(Unaudited)

This positioned Electrocomponents well to continue to take market share throughout the pandemic as restrictions have limited access to traditional forms of distribution.

The third-biggest disclosed contributor to performance in the fourth quarter was CARE Ratings. Based in India, the company is the country’s leading credit rating agency for mid- and large-sized debt issuers. Like ISS, CARE benefited from a recovery in highly discounted stocks that had not experienced a bounce earlier in the year along with the rest of the market. However, we believe the current share price remains discounted. The group recently underwent a change in leadership and still has to manage through a revamp of its internal practices following accusations of violating regulations while assigning ratings. CARE must also reckon with a developing triple crisis in India. In addition to being severely impacted by the pandemic, the country has been experiencing challenging economic and financial conditions, which have been further complicated by rising political tensions.

Portfolio activity

During the fourth quarter, we initiated several new investments, including Clipper Logistics, Johnson Service and Shimano. Based in the UK, Clipper Logistics is a leading provider of logistics services to a broad range of customers across Europe. Johnson Service is also based in the UK. The company is a leading supplier of work wear and provides linen services for the hotel and food catering markets. Based in Japan, Shimano is the world’s leading manufacturer of bicycle components.

In the fourth quarter of 2020, we completed the sale of a large number of holdings (like we did in the third quarter). Many of these positions had been established in the uniquely compelling, broad-based buy-in opportunity triggered by the pandemic at the end of the first quarter and in the earlier part of the second quarter. Recent market conditions have been in sharp contrast, with continued strong performance across equity markets. As a result, we have continued to monetize investments in companies whose stock price reached their estimates of intrinsic value. Those included ALS (an Australia-based provider of geochemistry testing), Freightways (a New-Zealand-based provider of courier services), Henkel (a Germany-based personal care and home care company with an adhesive product business), Obic (a Japan-based provider of business software solutions), Pernod Ricard (a France-based world-leading branded spirits company) and Volution (a UK-based manufacturer of ventilation systems).

Perspective

We were fortunate to be able to navigate these difficult, volatile markets successfully, both in terms of capital deployment and stock selection. Most importantly, we take pride in having stuck to our discipline through the crisis. Many investors often speak and write about waiting patiently to take advantage of short-term market dislocations to deploy capital and invest in companies whose stocks trade at a large discount to intrinsic value, but few managed to act accordingly when the opportunity arose. The strength of our philosophy, our process and, most importantly, our team allowed us to do just that. But we are not so arrogant as to believe that our performance in the past year, or even over the past decade suffices to prove anything. We remain careful not to become complacent and are already looking to the enormous challenges that lie ahead of us.

When all was said and done, the Index closed up by more than 10% for the full year. This was a most unlikely outcome since the year’s devastating circumstances came on the back of an already strong performance in 2019, when the Index increased by more than 20%. It is nothing short of extraordinary that most businesses are now trading at significantly higher valuations than before the virus, when economies around the world seemed to be on firm footings. One would be hard pressed to find evidence anywhere in today’s capital markets that many countries have just experienced their most severe economic downturn, seen sharp increases in unemployment levels and allowed sovereign debt to reach unsustainable levels. Similarly, most stock prices appear to write off entirely the significant costs of the pandemic, the long and uncertain path toward recovery and any structural changes that may ultimately result from this major shock.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

PERFORMANCE COMMENTARY (continued)

(Unaudited)

Assuming swift and successful vaccination campaigns and no adverse developments of the virus itself, the vaccines should help restore some level of economic activity and improvements in company earnings. Yet market valuations are now running well ahead of future earnings growth even in such a favorable scenario.

As we rush to price every seemingly ownable business, we are struck by the obviously unachievable assumptions of growth in free cashflow per share that are required in most cases to justify their current stock prices.

Candidly, we struggle to think of a time of similar excesses, either in our experience as investors in the past 20 years or in our readings of capital market conditions before our times. Signs of rampant speculation and inflation can be seen everywhere, from the incredible rise of Tesla’s share price, to that of bitcoins and other cryptocurrencies, to global IPO activity reaching its highest level in a decade including a record number of unprofitable businesses and special purpose acquisition companies, to a boom in retail trading promoted by social media-like platforms such as El-Toro or Robinhood. Excesses are particularly notable in companies focused on social good initiatives, technology or arguably healthcare, but exuberance seems to permeate all segments of the economy at this point. We believe all of it stems from the disease of monetary policies that effectively replace the production of goods and services with government money printing.

It would be absurd and unconscionable to trust that such monetary policies will not ultimately produce catastrophic consequences, or that the pandemic and its devastating economic effects are now firmly behind us. As investors’ enthusiasm persists, we expect it will be difficult to continue holding most of the investments we made in the aftermath of the market’s COVID-19 panic and to find more new investment ideas. We still believe it might take many more months before we can return to more normal conditions or fully understand the long-term impact of the pandemic. We expect difficult times ahead for the world’s economy and for capital markets. While we are concerned and saddened by the possibility of further deaths, and the likelihood of more job losses and wealth destruction, from an investment standpoint, it could provide us with compelling value opportunities and we are energized and hopeful about that.

As always, we stand ready to take advantage of any price dislocation we perceive in the markets to help us seek to compound wealth for our fellow shareholders. To achieve these goals, we will stay focused on investing in what we believe to be high-quality companies with strong, sustainable fundamentals that command pricing power, compelling prospects to build shareholder value in the long run, and balance sheets that can withstand short-term disruption. They must also have management teams capable of steering the business through both good and bad times, and of deploying capital in a way that creates value over time. Last, we will only put capital at risk when we think we can buy those stocks at significant discounts to our estimates of their intrinsic values.

We thank you, as always, for your confidence, and we look forward to continuing to serve your interests as shareholders of the Phaeacian Accent International Value Fund.

Respectfully submitted,

Pierre O. Py

Portfolio Manager

December 31, 2020

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

PERFORMANCE COMMENTARY (continued)

(Unaudited)

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund’s Prospectus which supersedes the information contained herein in its entirety.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at phaeacianpartners.com. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in Phaeacian Accent International Value Fund vs. MSCI ACWI ex-USA Index for the Period December 1, 2011 to December 31, 2020

	Annualized Total Return
	1 Year	5 Year	Inception 12/01/2011 to 12/31/2020
Phaeacian Accent International Value Fund	19.63%	12.91%	9.65%
MSCI ACWI ex-USA Index	10.65%	8.93%	6.92%

The MSCI ACWI ex-USA Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares. The performance of the Fund and of the Index is computed on a total return basis which includes reinvestment of all distributions, if any.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.phaeacianpartners.com or by calling 800-258-9668 (toll free) or 312-557-3523. Information regarding the Fund’s expense ratio and redemption fees can be found on page 16. The Prospectus details the Fund’s objective and policies, sales charges, and other matters of interest to

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

HISTORICAL PERFORMANCE

(Unaudited)

prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.phaeacianpartners.com, by email at PhaeacianPartners@ntrs.com, by calling 800-258-9668 (toll free) or 312-557-3523 or by contacting the Fund in writing.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

PORTFOLIO SUMMARY

December 31, 2020

Common stocks		84.3%
Commercial Services & Supplies	9.8%
IT Services	8.2%
Application Software	6.4%
Interactive Media & Services	5.7%
Health Care Supplies	5.5%
Media	5.2%
Chemicals	5.2%
Semiconductor Manufacturing	4.1%
Beverages	3.6%
Entertainment	3.1%
Professional Services	3.0%
Trading Companies & Distributors	2.8%
Textiles, Apparel & Luxury Goods	2.7%
Leisure Products	2.4%
Household Durables	2.4%
Capital Markets	2.0%
Building Products	1.8%
Food Products	1.6%
Personal Products	1.4%
Specialty Retail	1.3%
Construction Materials	1.2%
Other Common Stocks	4.9%
Other Assets And Liabilities, Net		15.7%

Net Assets		100.0%

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2020

COMMON STOCKS – 84.3%	Shares	Fair Value
COMMERCIAL SERVICES & SUPPLIES – 9.8%
Babcock International Group PLC (United Kingdom) (a)	1,545,379	$5,905,280
Clipper Logistics PLC (United Kingdom)	1,405,592	11,033,124
ISS A/S (Denmark) (a)	644,848	11,092,437
Johnson Service Group PLC (United Kingdom) (a)	3,989,806	7,638,484

		$35,669,325

IT SERVICES – 8.2%
Accenture PLC (United States)	29,291	$7,651,102
Adyen N.V. (Netherlands) (a),(b)	4,454	10,349,056
Capgemini SE (France)	75,741	11,781,694

		$29,781,852

APPLICATION SOFTWARE – 6.4%
Dassault Systemes SE (France)	45,838	$9,296,846
MelodyVR Group PLC (United Kingdom) (a)	58,636,391	3,107,179
SAP SE (Germany)	84,782	10,980,863

		$23,384,888

INTERACTIVE MEDIA & SERVICES – 5.7%
NAVER Corp. (South Korea)	28,922	$7,796,482
Tencent Holdings Ltd. (China)	177,121	12,744,529

		$20,541,011

HEALTH CARE SUPPLIES – 5.5%
Alcon Inc. (Switzerland) (a)	175,983	$11,684,592
Koninklijke Philips N.V. (Netherlands) (a)	155,343	8,367,947

		$20,052,539

MEDIA – 5.2%
APG SGA S.A. (Switzerland) (a)	22,330	$4,979,038
S4 Capital PLC (United Kingdom) (a)	1,063,149	7,269,282
Stroeer SE & Co. KGaA (Germany)	67,184	6,639,397

		$18,887,717

CHEMICALS – 5.2%
Hexpol AB (Sweden)	984,827	$10,544,216
Koninklijke DSM N.V. (Netherlands)	47,655	8,195,286

		$18,739,502

SEMICONDUCTOR MANUFACTURING – 4.1%
ASML Holding N.V. (Netherlands)	16,301	$7,892,574

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2020

COMMON STOCKS — Continued	Shares	Fair Value
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan) (c)	64,881	$7,074,624

		$14,967,198

BEVERAGES – 3.6%
Ambev S.A. (Brazil) (a)	911,499	$2,755,585
Britvic PLC (United Kingdom)	460,376	5,113,891
Heineken Holding N.V. (Netherlands)	55,021	5,179,024

		$13,048,500

ENTERTAINMENT – 3.1%
Ubisoft Entertainment S.A. (France) (a)	115,158	$11,097,615

PROFESSIONAL SERVICES – 3.0%
Pagegroup PLC (United Kingdom) (a)	421,327	$2,575,035
RELX PLC (United Kingdom)	173,097	4,235,236
SGS S.A. (Switzerland)	1,303	3,927,727

		$10,737,998

TRADING COMPANIES & DISTRIBUTORS – 2.8%
Electrocomponents PLC (United Kingdom)	856,135	$10,179,765

TEXTILES, APPAREL & LUXURY GOODS – 2.7%
EssilorLuxottica S.A. (France)	63,958	$9,966,858

LEISURE PRODUCTS – 2.4%
Shimano Inc. (Japan)	37,900	$8,871,589

HOUSEHOLD DURABLES – 2.4%
Sony Corp. (Japan)	87,683	$8,835,648

CAPITAL MARKETS – 2.0%
Care Ratings Ltd. (India)	997,546	$7,187,978

BUILDING PRODUCTS – 1.8%
Cie de Saint-Gobain (France) (a)	139,888	$6,433,785

FOOD PRODUCTS – 1.6%
Alicorp SAA (Peru)	2,955,760	$5,838,034

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2020

COMMON STOCKS — Continued	Shares	Fair Value
PERSONAL PRODUCTS – 1.4%
Unilever PLC (United Kingdom)	84,040	$5,040,188

SPECIALTY RETAIL – 1.3%
GrandVision N.V. (Netherlands) (a),(b)	148,791	$4,635,149

CONSTRUCTION MATERIALS – 1.2%
CRH PLC (Ireland)	98,828	$4,202,817

OTHER COMMON STOCKS — 4.9%(d)		$17,604,184

TOTAL COMMON STOCKS–84.3% (Cost $242,815,842)		$305,704,140

TOTAL INVESTMENTS–84.3% (Cost $242,815,842)		$305,704,140
Other Assets and Liabilities, net – 15.7%		57,092,073

NET ASSETS–100.0%		$362,796,213

(a)	Non-income producing security.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)

This security represents the common stock of a foreign company which trades directly or through an American Depositary Receipt/ADR on the over-the-counter market or on a U.S. national securities exchange.

(d)	As permitted by U.S. Securities and Exchange Commission regulations, “Other” Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See accompanying Notes to Financial Statements.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investment securities— at fair value (identified cost $242,815,842)	$305,704,140
Cash	49,155,565
Foreign currencies at value (identified cost $48,365)	61,708
Receivable for:
Dividends and interest	248,623
Dividend reclaims	472,408
Capital Stock sold	425,614
Investments sold	7,517,868
Prepaid assets	46,219

Total assets	363,632,145

LIABILITIES
Payable for:
Advisory fees	297,991
Capital Stock repurchased	27,913
Accrued expenses and other liabilities	204,607
Foreign capital gains taxes	289,646
Advisory reimbursement	15,775

Total liabilities	835,932

NET ASSETS	$362,796,213

SUMMARY OF SHAREHOLDERS’ EQUITY
Capital Stock—no par value; unlimited authorized shares; 19,109,760 outstanding shares	299,904,185
Distributable earnings	62,892,028

NET ASSETS	$362,796,213

NET ASSET VALUE
Offering and redemption price per share	$18.98

See accompanying Notes to Financial Statements.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $494,380)	$4,769,530
Interest	18,293

Total investment income	4,787,823

EXPENSES
Advisory fees	2,857,948
Transfer agent fees and expenses	161,407
Custodian fees	132,420
Trustee fees and expenses	85,670
Fund accounting and administrative services fees	79,679
Legal fees	73,855
Reports to shareholders	61,774
Filing fees	39,871
Audit and tax services fees	20,212
Regulatory and compliance fees	6,103
Other	78,053

Total expenses	3,596,992

Reimbursement from Former Adviser	(10,387)

Net expenses	3,586,605

Net investment income	1,201,218

NET REALIZED AND UNREALIZED APPRECIATION (DEPRECIATION)
Net realized gain (loss) on:
Investments	12,788,649
Investments in forward foreign currency contracts	(1,708,785)
Investments in foreign currency transactions	(359,147)
Net change in unrealized appreciation (depreciation) of:
Investments	45,914,772
Investments in forward foreign currency contracts	151,163
Translation of foreign currency denominated amounts	52,536

Net realized and unrealized gain	56,839,188

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,040,406

See accompanying Notes to Financial Statements.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,201,218	$218,230
Net realized gain on investments	10,720,717	11,152,206
Net change in unrealized appreciation (depreciation)	46,118,471	41,535,579

Net increase in net assets resulting from operations	58,040,406	52,906,015

Distributions to shareholders	(3,822,379)	(11,600,003)

Capital Stock transactions:
Proceeds from Capital Stock sold	127,552,930	43,744,239
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	3,250,459	10,376,742
Cost of Capital Stock repurchased	(94,118,723)	(42,880,614)

Net increase from Capital Stock transactions	36,684,666	11,240,367

Total change in net assets	90,902,693	52,546,379

NET ASSETS
Beginning of year	271,893,520	219,347,141

End of year	$362,796,213	$271,893,520

CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	8,000,887	2,878,791
Shares issued to shareholders upon reinvestment of dividends and distributions	208,630	651,805
Shares of Capital Stock repurchased	(6,007,532)	(2,826,848)

Change in Capital Stock outstanding	2,201,985	703,748

See accompanying Notes to Financial Statements.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31
	2020(a)	2019	2018	2017	2016
Per share operating performance:
Net asset value at beginning of year	$16.08	$13.54	$15.45	$12.21	$11.52

Income from investment operations:
Net investment income (loss)*	$0.07	$0.01	$0.06	$(0.01)	$0.22
Net realized and unrealized gain (loss) on investment securities	3.04	3.24	(1.73)	3.32	0.82

Total from investment operations	$3.11	$3.25	$(1.67)	$3.31	$1.04

Less distributions:
Distributions from net investment income	$(0.13)	$(0.71)	$(0.14)	$(0.07)	$(0.35)
Distributions from net realized capital gains	(0.08)	—	(0.10)	—	—

Total distributions	$(0.21)	$(0.71)	$(0.24)	$(0.07)	$(0.35)

Redemption fees	—	—	—	— **	— **

Net asset value at end of year	$18.98	$16.08	$13.54	$15.45	$12.21

Total investment return***	19.63%	24.05%	(10.81)%	27.12%	9.05%

Ratios/supplemental data:
Net assets, end of year (in $000’s)	$362,796	$271,894	$219,347	$254,886	$262,274
Ratio of expenses to average net assets
Before reimbursement from Former Adviser	1.25%	1.34%	1.35%	1.31%	1.28%
After reimbursement from Former Adviser	1.25%	1.29%	1.29%	1.29%	1.28%
Ratio of net investment income to average net assets:
Before reimbursement from Former Adviser	0.43%	0.03%	0.33%	(0.11)%	1.86%
After reimbursement from Former Adviser	0.43%	0.09%	0.39%	(0.09)%	1.86%

Portfolio turnover rate	176%	88%	120%	146%	93%

(a)	Formerly the FPA International Value Fund. See organizational note within the Notes to the Financial Statements.
*	Per share amount is based on average shares outstanding.
**	Rounds to less than $0.01 per share.
***	Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See accompanying Notes to Financial Statements.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

NOTE 1 — Organization

Datum One Series Trust (the “Trust”) is a Massachusetts business trust operating under an Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated March 3, 2020. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. Phaeacian Accent International Value Fund (the “Fund”) is a series of the Trust. These financial statements and notes only relate to the Fund.

The Fund is a non-diversified fund, meaning it may invest in a smaller number of companies than a diversified fund. The Fund seeks to provide above average capital appreciation over the long-term while attempting to minimize the risk of capital loss. For information on the specific strategies of the Fund, please refer to the Fund’s Prospectus.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Prior to October 16, 2020, the Phaeacian Accent International Value Fund operated as the FPA International Value Fund, a series of the FPA Funds Trust. The FPA International Value Fund (the “Predecessor Fund”) was authorized to issue one class of shares. On October 16, 2020, the FPA International Value Fund was reorganized into the Phaeacian Accent International Value Fund, pursuant to a Plan of Reorganization approved by the FPA International Value Fund’s Board of Trustees on May 12, 2020 and by shareholders of the Predecessor Fund on October 1, 2020 (the “Reorganization”). At the time of Reorganization, the FPA International Value Fund transferred all of its assets to the Phaeacian Accent International Value Fund in exchange for shares of the Phaeacian Accent International Value Fund and the assumption of all of the liabilities of the FPA International Value Fund by Phaeacian Accent International Value Fund. Upon closing of the Reorganization, holders of the FPA International Value Fund’s shares received shares of the Phaeacian Accent International Value Fund. The Reorganization was tax-free for U.S federal income tax purposes.

NOTE 2 — Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The financial statements of the Fund have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Security Valuation

The Fund’s investments are reported at fair value as defined by U.S. GAAP. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

B.	Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are traded. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the “Net realized gain (loss) on investments” and “Net change in unrealized appreciation (depreciation) of investments” on the Statements of Operations.

Net realized gains and losses from foreign currency transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rates.

C.	Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 3 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below. Market Risk:

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.

Market Disruption and Geopolitical Risk: Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

NOTE 4 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $473,622,107 for the year ended December 31, 2020. The proceeds and cost of securities sold resulting in net realized gains of $12,973,827 aggregated $403,633,510 and $390,659,683, respectively, for the year ended December 31, 2020.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code (the “Code”) and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2020:

Undistributed ordinary income	$6,994,960
Unrealized appreciation	55,897,068

The tax status of distributions paid during the fiscal years ended December 31, 2020 and 2019 were as follows:

	2020	2019
Dividends from ordinary income	2,399,246	11,600,003
Dividends from long-term capital gains	1,423,133	—

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

The cost of investment securities held at December 31, 2020, was $249,572,593 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at December 31, 2020, for federal income tax purposes was $59,686,036 and $3,554,489, respectively resulting in net unrealized appreciation of $56,131,547. As of and during the year ended December 31, 2020, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

As of December 31, 2020, the Fund had no short-term capital or long-term capital loss carryforwards.

NOTE 6 — Transactions with Affiliates and Significant Agreements

Pursuant to an Investment Management Agreement (the “Management Agreement”) approved by the Board on July 2, 2020, advisory fees were paid by the Fund to Phaeacian Partners, LLC (the “Adviser”). Under the terms of this Management Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive advisory fees expenses and reimburse other expenses to the extent total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses) exceed 1.29% of the average daily net assets of the Fund through October 31, 2023. Amounts waived or reimbursed in a particular contractual period may be recouped by the Adviser for 36 months following the waiver or reimbursement, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. This agreement may only be terminated earlier by the Fund’s Board or upon termination of the Advisory Agreement.

Prior to the Reorganization, pursuant to an investment advisory agreement approved by the Predecessor Fund’s Board of Trustees on November 15, 2013, advisory fees were paid monthly by the Predecessor Fund to First Pacific Advisors, LP (“FPA”) calculated at the annual rate of 1.00% of the Predecessor Fund’s average daily net assets. FPA had contractually agreed to reimburse expenses in excess of 1.29% of the average net assets of the Predecessor Fund through October 16, 2020. During the period from January 1, 2020 to October 16, 2020, FPA had reimbursed the Fund $10,387, which is reflected as “Reimbursement from Former Adviser” on the Statement of Operations.

Foreside Financial Services, LLC (the “Distributor”), provides distribution services to the Fund pursuant to a distribution agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. No compensation is payable by the Trust to the Distributor for such distribution services. The Adviser, at its own expense, pays the Distributor an annual fee in consideration for certain distribution related services.

The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements with the Trust on behalf of the Fund. The Fund has agreed to pay Northern Trust a tiered basis-point fee based on the Fund’s net assets and certain per account and transaction charges. The total fee is subject to a minimum annual fee of $150,000 relating to these services, and reimbursement for certain expenses incurred on behalf of the Fund, as well as other charges for additional

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

service activities. During the period from October 16, 2020 to December 31, 2020, the total fees paid to Northern Trust were $90,157 and are reflected as “Transfer Agent Fees and Expenses”, “Custodian Fees”, and “Fund Accounting and Administrative Services Fees” on the Statement of Operations. Prior to the Reorganization, State Street Bank served as the Predecessor Fund’s custodian and administrator.

Foreside Fund Officer Services, LLC (“Foreside”) provides compliance and financial control services for the Fund pursuant to a written agreement with the Trust, on behalf of the Fund, including providing certain officers to the Fund. The Fund has agreed to pay Foreside an annual base fee, as well as a basis-point fee based on the Fund’s daily net assets and has agreed to reimburse Foreside for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to this agreement are reflected as “Regulatory and Compliance fees” on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside, Northern Trust, or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund is reflected as “Trustees” expenses on the Statement of Operations.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter (“OTC”) market more accurately reflects the securities’ value in the judgment of the Fund’s officers, are valued at the most recent bid price. Events occurring after the close of trading on non- U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund’s Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund’s determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

The following table presents the valuation levels of the Fund’s investments as of December 31, 2020:

Investments	Level 1	Level 2	Level 3	Total
Common stocks:(1)
Application Software	3,107,179	20,277,709	—	23,384,888
Beverages	5,179,024	7,869,476	—	13,048,500
Commercial Services & Supplies	18,671,608	16,997,717	—	35,669,325
Food Products	5,838,034	—	—	5,838,034
IT Services	7,651,102	22,130,750	—	29,781,852
Media	12,248,320	6,639,397	—	18,887,717
Other Common Stocks	2,498,853	15,105,331	—	17,604,184
Semiconductor Manufacturing	7,074,624	7,892,574	—	14,967,198
Specialty Retail	4,635,149	—	—	4,635,149
Other	—	141,887,293	—	141,887,293

	$66,903,893	$238,800,247	$—	$305,704,140

(1)	See additional categories in the schedule of investments.

As of December 31, 2020 there were no Level 3 securities held by the Fund. There were no transfers to or from Level 3 during the year ended December 31, 2020.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund’s transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized appreciation or depreciation on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period,

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

if any, is included in the Statement of Assets and Liabilities under the caption “Forward Foreign Currency Contracts.” Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year, if any, are included in the Statement of Operations under the caption “Forward Foreign Currency Contracts.” During the year ended December 31, 2020, the Fund had traded 4 forward currency exchange contracts for an average notional amount of $14,988,500.

During the year ended December 31, 2020 the Fund entered into the following forward foreign currency contracts:

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Investments in forward foreign currency contracts	$(1,708,785)	$151,163

Total		$(1,708,785)	$151,163

NOTE 8 — Line of Credit

Prior to the Reorganization, the Predecessor Fund, along with another mutual fund managed by FPA, had collectively entered into an agreement that enabled the funds to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings were made solely to temporarily finance the repurchase of Capital Stock. Interest was charged to each fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 1.25%. In addition, the funds paid a combined commitment fee of 0.25% per annum on any unused portion of the line of credit.

For the year ended December 31, 2020, the Predecessor Fund had no borrowings under the agreement.

NOTE 9 — Collateral Requirements

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”), the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Portfolio of Investments. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. There were no derivatives that required offsetting disclosure at December 31, 2020.

NOTE 10 — Subsequent Event

Management has evaluated subsequent events for the Fund occurring after December 31, 2020 through the date this report was issued and concluded that no subsequent events occurred which require recognition or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of Datum One Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Phaeacian Accent International Value Fund (the “Fund”), one of the funds constituting Datum One Series Trust (the “Trust”), as of December 31, 2020, the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Phaeacian Accent International Value Fund of the Trust as of December 31, 2020, and the result of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the four years in the period ended December 31, 2019 were audited by other auditors whose report dated February 26, 2020 expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

February 23, 2021

We have served as the auditor of one or more Phaeacian Partners LLC investment companies since 2020.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

(Unaudited)

Board Approval of Investment Management Agreement

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the investment management agreement between Datum One Series Trust (the “Trust”) and Phaeacian Partners LLC (the “Investment Manager”) with respect to the Phaeacian Accent International Value Fund (the “Fund”) be approved by the vote of a majority of the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. It is the duty of the Board to request and evaluate, and the duty of the Investment Manager to furnish, such information as may reasonably be necessary to evaluate the terms of the Investment Management Agreement. At a meeting held via video conference on July 2, 2020 in reliance on an order of the United States Securities and Exchange Commission providing temporary relief from the 1940 Act’s in-person voting requirements relating to investment company board approvals of management agreements, the Board formally considered and approved an initial investment management agreement between the Trust, on behalf of the Fund, and the Investment Manager, dated July 2, 2020, for an initial two-year term from October 9, 2020 (the “Investment Management Agreement”).

Prior to the July 2 meeting, the Board requested, and the Investment Manager provided, both written and oral reports containing information and data relating to the following: (1) the nature and quality of services to be furnished by the Investment Manager, projections of the Investment Manager’s costs of providing the services and possible economies of scale as the Fund grows larger, and whether and how the benefits of scale may be shared with another fund; (2) the Fund’s interests in having a financially strong investment manager capable of competing with other investment advisers and financial institutions in attracting and retaining high quality investment personnel and investigating and employing new investment techniques, and the need to provide staff capable of administering a developing and expanding investment management business; (3) the risks assumed by the Investment Manager in complying with investment restrictions and applicable securities and tax laws, and its possible substantial liabilities to the Fund for failure to comply; (4) the volatility of the financial markets and thus of investment management fee income; (5) comparative expense ratios and management fees of competitive funds; (6) fall-out benefits to the Investment Manager and its affiliates, if any; and (7) the projected profitability of the Investment Manager from providing services to the Fund. The Board also received and reviewed a memorandum from counsel to the Fund regarding the Board’s responsibilities in evaluating the Investment Management Agreement.

The Board examined the nature and quality of services to be provided to the Fund by the Investment Manager. The Board noted that the Investment Manager is a newly-organized enterprise that will employ the portfolio management team that managed the portfolio of the Fund’s predecessor fund prior to the reorganization of the predecessor fund into the Fund on October 19, 2020. The Board considered the terms of the Investment Management Agreement, information and reports provided by the Investment Manager on its personnel and operations, and the Investment Manager’s experience with the investment strategy and risks of the Fund. The Board reviewed the Investment Manager’s investment philosophy and portfolio construction process and the Investment Manager’s compliance program, pending litigation, insurance coverage, business continuity program, and information security practices. The Board reviewed the investment performance for the Fund’s predecessor fund compared to the performance of selected peer mutual funds and the Fund’s benchmark index. Taking into

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

(Continued)

(Unaudited)

account the experience and qualifications of the personnel proposed to be involved in managing the Fund as well as the other information provided by the Investment Manager, the Board expressed satisfaction with the quality, extent, and nature of the services expected from the Investment Manager.

The Board considered the cost of services proposed to be provided and the profits projected to be realized by the Investment Manager. The Board reviewed the management fee proposed to be paid by the Fund and the total operating expenses of the Fund. The Board noted that the Investment Manager would receive a management fee of 1.00% of the average daily net assets of the Fund and that, under a proposed Expense Limitation Agreement, the Investment Manager would contractually agree to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s total operating expenses to the annual rate of 1.29% of the Fund’s average daily net assets through October 31, 2023. The Board reviewed comparative data on fees and expenses of comparable mutual funds. The Board considered the projected profitability of the Investment Manager’s future relationship with the Fund. The Board concluded that the proposed management fees were reasonable.

The Board considered that the Investment Manager may derive fall-out financial or other benefits from its management of the Fund which may include, among other things, enhanced name recognition stemming from the management of the Fund.

In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling, and each Trustee may have assigned different weights to the various factors considered.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

SHAREHOLDER EXPENSE EXAMPLE

December 31, 2020 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds’ transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2020	$1,000.00	$1,000.00
Ending Account Value December 31, 2020	$1,211.20	$1,018.95
Expenses Paid During Period*	$6.84	$6.24

*	Expenses are equal to the Fund’s annualized expense ratio of 1.23%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2020 (184/366 days).

Other Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by writing to the Fund at Phaeacian Funds c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766 or by calling (800)

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

SHAREHOLDER EXPENSE EXAMPLE

December 31, 2020 (Unaudited)

258-9668 (toll free) or (312) 557-3523; and (ii) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, by calling the Fund at 855-351-4583 (toll free); and (ii) on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available to shareholders upon written request or by calling the Fund at (800) 258-9668 (toll free) or (312) 557-3523.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Trustees and Officers

Independent Trustees

The following table sets forth certain information concerning the Independent Trustees of the Trust:

Name, Address* and Year of Birth of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

JoAnn S. Lilek Year of Birth: 1956	Trustee	Indefinite/ March 2020 to present	Advisory Board Member, Milton’s Distributing, 2019 to present; Advisory Board Member, Gordon Logistics, 2019 to present; Independent Contractor, Self Employed, 2018 to present; Chief Financial Officer, Accretive Solutions, Inc, 2010 to 2018; Chief Operating Officer, Accretive Solutions, Inc, 2016 to 2018; Board Director, Hinsdale Bank and Trust Company, 2011 to 2016.	3	None

Patricia A Weiland Year of Birth: 1959	Trustee	Indefinite/ March 2020 to present	Consultant, PAW Consulting LLC, 2014 to present.	3	None

Lloyd A. Wennlund Year of Birth: 1957	Trustee	Indefinite/ March 2020 to present	Independent Contractor, June 2017 to present; Executive Vice President, The Northern Trust Company, 1989 to 2017.	3	Calamos Funds, 2018 to present.

*	Each Trustee may be contacted at 50 South LaSalle Street, Chicago, Illinois 60603.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Interested Trustees

The following table sets forth certain information concerning the Trustees who are “interested persons” (as defined in the 1940 Act) of the Trust:

Name, Address* and Year of Birth of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Ryan D. Burns Year of Birth: 1976[1]	Trustee	Indefinite/ March 2020 to present	Senior Vice President, The Northern Trust Company, 1998 to present.	3	None

David M. Whitaker Year of Birth: 1971[2]	Trustee	Indefinite/ March 2020 to present	President, Foreside Financial Group, 2007 to present.	3	Advisers Investment Trust, 2018 to present.

*	Each Trustee may be contacted at 50 South LaSalle Street, Chicago, Illinois 60603.
(1)

Mr. Burns may be deemed to be an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his affiliation with the Fund’s Administrator and Fund Accounting Agent, Transfer Agent, and Custodian.

(2)	Mr. Whitaker may be deemed to be an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his affiliation with the Fund’s Distributor.

The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request, by calling (800) 258-9668 (toll free) or (312) 557-3523.

Officers

The following table sets forth certain information concerning the Trust’s officers. The officers of the Trust are employees of the Trust’s Administrator or Distributor and certain of their affiliates:

Name, Address and Year of Birth of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ March 2020 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2018 to Present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company 2007 to 2018; Vice President of Advisers Investment Trust 2012 to 2017.

Jack P. Huntington Year of Birth: 1970	Chief Compliance Officer and AML Officer	Indefinite/ March 2020 to present	Director, Foreside Fund Officer Services, LLC, 2015 to present; Senior Vice President, Citi Fund Services, 2008 to 2015.

Tracy L. Dotolo Year of Birth: 1976	Treasurer	Indefinite/ March 2020 to present	Director, Foreside Fund Officer Services, LLC, 2016 to present; JPMorgan Chase & Co., Vice President of Global Fund Services, 2009 to 2016.

Toni M. Bugni Year of Birth: 1973	Secretary	Indefinite/ March 2020 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2011 to present.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address and Year of Birth of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Matthew J. Broucek Year of Birth: 1988	Assistant Secretary	Indefinite/ March 2020 to present	Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2020 to present; Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2018 to 2020; Officer, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2016 to 2018; Associate, RSM US LLP, 2015 to 2016.

*	Each Trustee may be contacted at 50 South LaSalle Street, Chicago, Illinois 60603.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

PRIVACY POLICY

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Datum One Series Trust.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•

Information we receive from you on applications or other forms( e.g. your name, address, date of birth, social security number and investment information); about a customer’s investment goals and risk tolerance;

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

PRIVACY POLICY (Continued)

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Datum One Series Trust or anytime we make a material change to our privacy policy.

Investment Adviser

Phaeacian Partners LLC

17 Old Kings Highway South

Darien, CT 06820

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, IL 60606-4301

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Distributor

Foreside Financial Services, LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

For Additional Information, call

(800) 258-9668 (toll free) or 312-557-3523

PHA INT (12/20)

(b) Not applicable.

Item 2. Code of Ethics.

As of December 31, 2020, the registrant had adopted a “code of ethics” (as such term is defined in Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer. This code is filed as Exhibit 13(a)(1) hereto. Other than a new code being adopted by the registrant as result of a reorganization, there were no substantive amendments or waivers to the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined the registrant has at least one “audit committee financial expert” (as such term is defined in Item 3 of Form N-CSR) serving on its Audit Committee. The “audit committee financial expert” is Ms. JoAnn S. Lilek, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

2020: $0

2019: N/A

(b) Audit-Related Fees

2020: $7,000

2019: N/A

(c) Tax Fees

2020: $0

2019: N/A

(d) All Other Fees

2020: $0

2019: N/A

(e)(1) Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the registrant’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to the registrant, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)

2020: 0%

2019: N/A

(f) Not applicable.

(g)

2020: $0

2019: N/A

(h) The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item  13. Exhibits.

(a)(1) The Code of Ethics that is the subject of the disclosure required by Item 2 is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Datum One Series Trust

By:	/s/ Tracy L. Dotolo
Tracy L. Dotolo
Treasurer and Principal Financial Officer

Date:	March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara J. Nelligan
Barbara J. Nelligan
President and Principal Executive Officer

Date:	March 5, 2021

By:	/s/ Tracy L. Dotolo
Tracy L. Dotolo
Treasurer and Principal Financial Officer

Date:	March 5, 2021